UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

August 29, 2016
Date of Report (Date of Earliest Event Reported)

Littelfuse, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8755 W. Higgins Road, Suite 500, Chicago, IL 60631 (Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On August 29, 2016, Littelfuse, Inc. (the “Company”) issued a press release announcing that the Company had completed its acquisition of a product portfolio of transient voltage suppression diodes, switching thyristors and insulated gate bipolar transistors for automotive ignition applications from ON Semiconductor Corporation for a combined purchase price of $104 million.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.	Description

99.1	Littelfuse, Inc. press release, dated August 29, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LITTELFUSE, INC.

DATE: August 29, 2016	By:	/s/ Meenal A. Sethna
	Name:	Meenal A. Sethna
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description

99.1	Littelfuse, Inc. press release, dated August 29, 2016.